SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2)
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               ECB BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                ECB BANCORP, INC.
                               POST OFFICE BOX 337
                         ENGELHARD, NORTH CAROLINA 27824

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


        NOTICE is hereby given that the 1999 Annual Meeting of Shareholders of ECB Bancorp, Inc. ("Bancorp") will be held at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, at 11:00 a.m., on Wednesday, April 28, 1999. The purposes of the meeting are:

1. ELECTION OF DIRECTORS. To elect four directors of Bancorp for terms of three years or until their respective successors are duly elected and qualified;

2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as Bancorp's independent public accountants for 1999; and,

3. OTHER BUSINESS. To transact any other business properly presented for action at the Annual Meeting.

        YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ ARTHUR H. KEENEY, III
                                       ARTHUR H. KEENEY, III
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


MARCH 29, 1999

                                ECB BANCORP, INC.
                               POST OFFICE BOX 337
                         ENGELHARD, NORTH CAROLINA 27824


                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


                         ANNUAL MEETING OF SHAREHOLDERS

GENERAL

        This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of ECB Bancorp, Inc. ("Bancorp") of the enclosed appointment of proxy for use at the Annual Meeting of Bancorp's Shareholders (the "Annual Meeting") to be held on Wednesday, April 28, 1999, at 11:00 a.m., local time, at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, and at any adjournments thereof. This Proxy Statement is first being mailed to Bancorp's shareholders on or about March 29, 1999.

VOTING OF APPOINTMENT OF PROXY

        Persons named in the enclosed appointment of proxy to represent shareholders at the Annual Meeting are Gary M. Adams, Arthur H. Keeney, III, and
J. Dorson White, III (the "Proxies"). Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted by the Proxies in accordance with the directions contained therein. If no directions are given, such shares will be voted by the Proxies "FOR" the election of each of the nominees named herein as directors of Bancorp, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve for any reason, the Proxies will have the discretion to vote for a substitute nominee designated by the Board of Directors. On any other matters that may properly come before the Annual Meeting, the Proxies will be authorized to vote in accordance with their best judgment.

REVOCATION OF APPOINTMENT OF PROXY

        Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with Bancorp's Secretary either a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

RECORD DATE

        The close of business on March 12, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on the Record Date will be eligible to vote on the matters presented for action by shareholders at the Annual Meeting.

VOTING SECURITIES

        Bancorp's voting securities are the shares of its common stock, $3.50 par value per share, of which 2,125,254 shares were outstanding on the Record Date.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

        At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and for each director to be elected. In the election of directors, the four nominees receiving the highest numbers of votes will be elected. The affirmative vote of a majority of the shares of Bancorp's common stock represented in person or by proxy and voting at the Annual Meeting is required for approval of Proposal 2. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting. Shareholders may not vote cumulatively in the election of directors.

EXPENSES OF SOLICITATION

        Bancorp will pay all costs of the solicitation of appointments of proxy for the Annual Meeting, including costs of preparing, assembling, and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by directors, officers, and employees of Bancorp and its bank subsidiary, The East Carolina Bank (the "Bank").

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table describes the beneficial ownership of the outstanding shares of Bancorp's common stock as of the Record Date by Bancorp's current directors, nominees for election as directors, and Chief Executive Officer, individually, and by all directors, nominees, and executive officers as a group. As of the Record Date, C. Gilbert Gibbs (who is included in the table) was the only person known to management of Bancorp to beneficially own more than 5% of the outstanding shares of Bancorp's common stock.

               NAME OF               AMOUNT AND NATURE OF       PERCENT
          BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)    OF CLASS
          ----------------         ------------------------    --------

      George T. Davis, Jr.                 22,044                1.04%

      C. Gilbert Gibbs                    480,666 (2)           22.62%

      Gregory C. Gibbs                      5,778 (2)             .27%

      John F. Hughes, Jr.                   2,200                 .10%

      Arthur H. Keeney, III                 3,000                 .14%

      J. Bryant Kittrell, III               4,850                 .23%

      Joseph T. Lamb, Jr.                  13,983                 .66%

      B. Martelle Marshall                  1,932                 .09%

      Robert L. Mitchell                    2,526                 .12%

      R. S. Spencer, Jr.                   72,963                3.43%

               NAME OF               AMOUNT AND NATURE OF       PERCENT
          BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)    OF CLASS
          ----------------         ------------------------    --------

      Ray M. Spencer                        7,923                 .37%

      All current directors and
      executive officers as a group
      (15 persons)                        621,047 (2)           29.22%

-------------------
(1) Except as otherwise noted, to the best knowledge of management of Bancorp, the individuals named and included in the group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Davis - 6,993 shares; Mr. C. Gilbert Gibbs - 74,835 shares; Mr. Gregory C. Gibbs - 828 shares; Mr. Kittrell - 850 shares; Mr. Lamb - 2,265 shares; Mr. Marshall - 741 shares; Mr. Mitchell
        - 1,191 shares; Mr. R. S. Spencer, Jr. - 20,172 shares; and all current directors and executive officers as a group - 107,875 shares.

(2) Includes 828 shares listed as beneficially owned by both Mr. Gregory C. Gibbs and Mr. C. Gilbert Gibbs, which are counted only once in the total shares beneficially owned by individuals included in the group.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Bancorp's directors and executive officers are required by Federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's common stock. Through oversight, reports of purchases of common stock from Bancorp in its public offering during November 1998 by certain of Bancorp's directors (Messrs. G. T. Davis, Jr., Gregory C. Gibbs, J. F. Hughes, Jr., A. H. Keeney, III, J. B. Kittrell, III, R. L. Mitchell, and R. M. Spencer, Jr.) and executive officers (Messrs. G. M. Adams, W. F. Plyler, II, and J. D. White, and Ms. S. M. Stephens) were not filed until approximately ten days after their due date.


                        PROPOSAL 1: ELECTION OF DIRECTORS

        Bancorp's bylaws provide for a Board of Directors composed of not less than nine nor more than 15 members who are divided into three classes and elected to staggered three-year terms. Each year, the terms of the directors in one class expire and a number of persons equal to the number of members of that class are elected as directors of Bancorp for new three-year terms. The number of Bancorp's directors currently is set at eleven. The terms of four current directors expire at the Annual Meeting and each of them has been nominated by the Board of Directors for election at the Annual Meeting to new three-year terms as directors. The following table contains information about the four directors who have been nominated for reelection at the Annual Meeting.

                       POSITION(S)   YEAR FIRST                PRINCIPAL OCCUPATION AND
 NAME AND AGE          WITH BANK    ELECTED (1)      BUSINESS EXPERIENCE DURING PAST FIVE YEARS
 -------------        -----------   ----------    --------------------------------------------
 C. Gilbert Gibbs (2)   Director        1983      Owner, C. G. Gibbs Hardware (hardware store) and
        (75)                                      Darkwood Farms (farming operations), Engelhard, NC


 J. Bryant              Director        1990      President, Kittrell & Associates, Inc. (real
 Kittrell, III                                    estate development and sales), Greenville, NC
        (47)

 B. Martelle            Director        1993      Owner, Martelle's Restaurant, Engelhard, NC;
 Marshall                                         previously conducted farming operations,
        (49)                                      Engelhard, NC

                       POSITION(S)   YEAR FIRST                PRINCIPAL OCCUPATION AND
 NAME AND AGE          WITH BANK    ELECTED (1)      BUSINESS EXPERIENCE DURING PAST FIVE YEARS
 -------------        -----------   ----------    --------------------------------------------
 R. S. Spencer, Jr.     Chairman        1963      President, R. S. Spencer, Inc. (retail merchant),
        (58)                                      Engelhard, NC
 -------------

(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. The term "year first elected" refers to the year in which each individual first took office as a director of the Bank.

(2)     C. Gilbert Gibbs and Gregory C. Gibbs are father and son, respectively.

        The following table contains information about the remaining eight directors of Bancorp whose terms extend beyond the date of the Annual Meeting.

                                          YEAR FIRST
                                           ELECTED/
                          POSITION(S)    CURRENT TERM               PRINCIPAL OCCUPATION AND
   NAME AND AGE           WITH BANK       EXPIRES (1)         BUSINESS EXPERIENCE DURING PAST FIVE YEARS
---------------------  --------------  --------------   ------------------------------------------------
 George T. Davis, Jr.         Vice        1979 / 2000   Attorney, Davis & Davis, Swan Quarter, NC
 (2)                        Chairman
        (44)

 Gregory C. Gibbs (3)       Director      1994 / 2000   Student, NC State University, Raleigh, NC;
        (38)                                            previously served as Manager, C. G. Gibbs
                                                        Hardware (hardware store), Engelhard, NC

 John F. Hughes, Jr.        Director      1996 / 2000   Regional Manager, North Carolina Power
        (53)                                            (utility company), Manteo, NC

 Arthur H. Keeney, III     President,     1995 / 2001   President and Chief Executive Officer of the
        (55)                 Chief                      Bank since 1995; previously served as: Vice
                           Executive                    President and General Manager, OMG Co.
                          Officer, and                  (manufacturer of electronic and
                            Director                    telecommunications training devices),
                                                        Baltimore, Md. (1994-1995); Recruiting
                                                        Consultant, Don Richards and Associates, Inc.
                                                        (executive recruiters), Baltimore, Md.
                                                        (1993-1994); Executive Director, American
                                                        Foundation for Urologic Disease, Baltimore,
                                                        Md. (1991-1993); and Executive Vice President,
                                                        Signet Bank, Richmond, Va (1983-1991)

 Joseph T. Lamb, Jr.        Director      1981 / 2001   President, Joe Lamb, Jr. & Associates, Inc.
        (65)                                            (real estate sales and rentals), Nags Head, NC

 Robert L. Mitchell         Director      1981 / 2000   Owner, Mitchell's Barber Shop, Columbia, NC
        (82)

 Ray M. Spencer             Director      1974 / 2001   Retired farmer, Scranton, NC
        (76)
--------------------

--------------------
(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. The term "year first elected" refers to the year in which each individual first took office as a director of the Bank.

(2) Mr. Davis provided certain legal services to Bancorp and the Bank during 1998 and is expected to continue to do so during 1999.

(3)     C. Gilbert Gibbs and Gregory C. Gibbs are father and son, respectively.

        Bancorp's bylaws authorize the Board of Directors to set and change the number of directors from time to time (within the minimum and maximum numbers described above). An increase in the number of directors will result in a vacancy on the Board of Directors which may be filled by the Board without shareholder approval. However, any person appointed by the Board to fill a vacancy could serve as a director only until the next meeting of shareholders at which directors are to be elected, and his or her continued service as a director would be subject to reelection by shareholders at that meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOUR NOMINEES FOR DIRECTOR NAMED ABOVE. IN THE ELECTION OF DIRECTORS, THE FOUR NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Bancorp's Board of Directors met five times during 1998. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he served. Bancorp's Board of Directors has several standing committees, including an Executive Committee (which also serves as a nominating committee), an Audit Committee, and a Compensation/Incentive Committee.

        The Executive Committee may act, between meetings of the Board of Directors, with all the authority of the full Board, and also acts as a nominating committee by making recommendations to the Board of Directors regarding nominees for election as directors. The Board of Directors makes all final determinations regarding the selection of nominees. The current members of the committee are Messrs. A. H. Keeney, III - Chairman, G. T. Davis, Jr.,
C. Gilbert Gibbs, J. B. Kittrell, III, and R. S. Spencer, Jr. The committee met once during 1998 in its capacity as a nominating committee. In making its recommendations to the Board of Directors, the committee will consider candidates recommended by shareholders. Any such recommendation should be made in writing and include a statement of the candidate's qualifications to serve as a director.

        The Audit Committee reviews reports of annual audits by the Bank's independent auditors and examinations of the Bank by its regulators, and monitors the results of the Bank's internal audit programs. The current members of the committee are Messrs. J. B. Kittrell, III - Chairman, Gregory C. Gibbs,
J. F. Hughes, Jr., B. M. Marshall, and R. S. Spencer, Jr. The committee met seven times during 1998.

        The Compensation/Incentive Committee evaluates and makes recommendations to the Board of Directors with respect to the compensation and benefits of the Bank's officers and employees. The Committee also administers Bancorp's Omnibus Stock Ownership and Long Tern Incentive Plan. The current members of the committee are Messrs. G. T. Davis, Jr. - Chairman, C. Gilbert Gibbs, J. B. Kittrell, III, and R. S. Spencer, Jr. The committee met three times during 1998.

DIRECTOR COMPENSATION

        The members of Bancorp's and the Bank's Boards of Directors are the same. During 1998, the Bank paid each of its directors a fee of $350 for each Board meeting attended, and members of committees of the Board of Directors received a fee for each committee meeting attended ($350 for the Executive Committee and $200 for each other committee). Directors are reimbursed for travel expenses incurred in attending Board and committee meetings. Directors who also are employees of the Bank do not receive any fees for their services as directors. For 1999, attendance fees have been increased to $500 for each Board meeting attended, $400 for each Executive Committee meeting attended, and $250 for each meeting of another committee attended. Additionally, beginning in 1999, the Chairman will receive an annual retainer of $3,000. Directors do not receive any additional compensation for their service as members of Bancorp's Board of Directors.

EXECUTIVE OFFICERS

        ARTHUR H. KEENEY, III, age 55, serves as President and Chief Executive Officer of Bancorp and the Bank and has been employed by the Bank since 1995. A listing of previous positions held by Mr. Keeney is contained above in his listing as a director.

        J. DORSON WHITE, JR., age 48, serves as Executive Vice President and Branch Administrator of the Bank. He has been employed by the Bank since 1989.

        GARY M. ADAMS, age 45, serves as Senior Vice President and Chief Financial Officer of Bancorp and the Bank. He has been employed by the Bank since 1981.

        WILLIAM F. PLYLER, II, age 55, serves as Senior Vice President and Chief Credit Officer and has been employed by the Bank since 1995. Mr. Plyler previously served as Vice President in the Credit Policy Division for Southern National Bank, Winston-Salem, North Carolina, from 1993 to 1995, and held various positions in Lending and Credit Administration with Wachovia Bank of North Carolina, N.A., from 1966 to 1993.

        SARAH M. STEPHENS, age 41, serves as Senior Vice President and Director of Human Resources of the Bank. She has been employed by the Bank since 1988.

EXECUTIVE COMPENSATION

        The following table shows the cash and certain other compensation paid to or received or deferred by Bancorp's Chief Executive Officer for 1998, 1997, and 1996. All compensation was paid by the Bank.

                                  SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                   ANNUAL COMPENSATION
                                     -------------------------------------------
        NAME AND                       SALARY      BONUS       OTHER ANNUAL           ALL OTHER
   PRINCIPAL POSITION        YEAR     ($)(1)      ($)(2)    COMPENSATION ($)(3)  COMPENSATION ($)(4)
-------------------------    ----    ---------   --------   -------------------  -------------------
Arthur H. Keeney, III,       1998     112,001     28,000            780                 15,558
  President and Chief
  Executive Officer (5)      1997     103,599     26,880            780                 14,939

                             1996      95,646     33,000            780                 19,402
---------------------------

(1) Includes amounts deferred at Mr. Keeney's election pursuant to the Bank's Section 401(k) salary deferral plan.

(2) The Bank maintains an annual incentive bonus plan (the "Incentive Plan") under which cash bonus awards may be paid each year to executive officers and other officers and employees of the Bank based on the extent to which the Bank and the participant achieve specific performance goals. The Bank's Chief Executive Officer each year approves a list of eligible employees to participate in the Incentive Plan and participants are assigned to one of seven tiers based upon job titles and responsibilities. Each tier is assigned performance goals and bonuses are awarded based upon the extent to which such goals are achieved. Performance goals under the Incentive Plan are stated each year as various levels of return on average assets, return on average equity, operating expenses as a percentage of average assets, branch performance criteria, and department operating criteria.

(3) In addition to compensation paid in cash, Mr. Keeney receives certain personal benefits, including the use of a vehicle owned by the Bank. The value of such non-cash benefits received by Mr. Keeney during each year did not exceed 10% of his cash compensation for that year.

(4) The amount reported for 1998 consists of $7,466 attributable to premiums paid by the Bank on an insurance policy used to fund a supplemental retirement plan established by the Bank and $8,092 in contributions by the Bank to the Section 401(k) salary deferral plan for Mr. Keeney's account.

(5) Mr. Keeney's employment with the Bank commenced during 1995. He currently serves as President and Chief Executive Officer of the Bank pursuant to an employment agreement which provides for a term of three years. At the end of each year, the term automatically will be extended for one additional year, subject to the Bank's option that the agreement not be so extended. The agreement may be terminated by the Bank for conduct constituting "cause" (as such term is defined in the agreement). Mr. Keeney's annual base salary for 1999 under the agreement has been set at $130,000 by the Bank's Board of Directors, he is entitled to discretionary bonuses as may be determined by the Board of Directors from time to time, and he has agreed not to compete with the Bank in the areas in which it does business following the termination of his employment. In the event that, following a "change in control" of the Bank, Mr. Keeney's employment is terminated without cause or his duties are substantially reduced relative to his position prior to such transaction, he will be entitled to receive payment of an amount equal to 2.99 times the average of his salary, cash bonus, and incentive payments during the preceding three years.

STOCK OPTIONS

        During January 1998, the Bank's Board of Directors adopted an Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan"), which was approved by the Bank's shareholders at the May 13, 1998 annual meeting, and awarded to certain officers of the Bank options to purchase an aggregate of 9,516 shares of the Bank's common stock at a price of $12.50 per share (as such number of shares and purchase price have been adjusted in accordance with the terms of the Omnibus Plan to reflect the three-for-one split in the Bank's common stock which was effective July 22, 1998). Upon consummation of Bancorp's acquisition of the Bank during July 1998, Bancorp assumed the Omnibus Plan as its own, and all then outstanding options previously granted by the Bank under the Omnibus Plan were converted, in accordance with their terms and the Omnibus Plan, into options to purchase shares of Bancorp's common stock. The following tables contain certain information regarding options granted to and currently held by Bancorp's Chief Executive Officer under the Omnibus Plan.


                             OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                              ANNUAL RATES OF STOCK
                                                                               PRICE APPRECIATION
                            INDIVIDUAL GRANTS                                    FOR OPTION TERM
--------------------------------------------------------------------------- --------------------------
                        NO. OF       % OF TOTAL
                      SECURITIES    OPTIONS/SARS
                      UNDERLYING     GRANTED TO
                     OPTIONS/SARS   EMPLOYEES IN  EXERCISE OR
                        GRANTED        FISCAL     BASE PRICE   EXPIRATION
       NAME             (#)(1)          YEAR     ($/SHARE)(1)    DATE        5% ($)       10%($)
       -----         ------------   ------------  ----------   ----------    ------       ------
 Arthur H. Keeney, III   4,422         46.5%        $12.50      01/21/08      $39,264      $102,431

-------------
(1) Options become exercisable as to one-third of the covered shares on January 21 each year, beginning January 21, 2001, and expire ten years following the date of grant. The number of shares granted and exercise price have been adjusted in accordance with the terms of the Omnibus Plan to reflect the effect of the three-for-one stock split in the Bank's common stock which was effective on July 22, 1998.

 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED              IN-THE-MONEY
                                          OPTIONS/SARS AT FY-END (1)     OPTIONS/SARS AT FY-END (2)
                                        -----------------------------    --------------------------
                          SHARES
                         ACQUIRED    VALUE
       NAME            ON EXERCISE  REALIZED  EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------------------  -----------  --------  -----------   -------------  -----------  -------------
Arthur H. Keeney, III       -0-     $ -0-         -0-           4,422        $ -0-        $ 13,841

---------------
(1) The number of shares and exercise price have been adjusted in accordance with the terms of the Omnibus Plan to give effect to the three-for-one stock split which was effective on July 22, 1998.

(2) Reflects the difference between the aggregate market value and the aggregate exercise price of the underlying shares on December 31, 1998. The market price of the underlying shares is based on the $15.63 closing sale price of Bancorp's common stock on the Nasdaq Small Cap Market on December 31, 1998. The closing sale price of Bancorp's common stock on March 1, 1999, was $14.00, and the value of the unexercised options on that date was $7,208.


TRANSACTIONS WITH MANAGEMENT

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors, executive officers, and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.


             PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

        The certified public accounting firm of KPMG LLP has been appointed by the Board of Directors to serve as Bancorp's independent accountants for 1999, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. THE FAVORABLE VOTE OF A MAJORITY OF THE SHARES VOTING IN PERSON OR BY PROXY
AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.


                                  OTHER MATTERS

        The Board of Directors knows of no other business that will be brought before the Annual Meeting. However, should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

        Any proposal (other than nominations for director) of a shareholder which is intended to be presented for action at the 2000 Annual Meeting must be received by Bancorp at its main office in Engelhard, North Carolina, no later than November 30, 1999, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy issued in connection with that meeting. In order for such a proposal to be included in Bancorp's proxy statement and form of appointment of proxy, the person submitting it must own, beneficially or of record, at least 1% or $1,000 in market value of shares of Bancorp's common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting.


                             ADDITIONAL INFORMATION

        Bancorp is subject to the reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission, including without limitation proxy statements, annual reports, and quarterly reports.

        A COPY OF THE BANCORP'S 1998 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO GARY M. ADAMS, CHIEF FINANCIAL OFFICER, ECB BANCORP, INC., POST OFFICE BOX 337, ENGELHARD, NORTH CAROLINA 27824.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ ARTHUR H. KEENEY, III
                                 ARTHUR H. KEENEY, III
                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER


MARCH 29, 1999

                                ECB BANCORP, INC.
                                  P.O. BOX 337
                              ENGELHARD, N.C. 27824

            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Arthur H. Keeney, III, Gary M. Adams and
J. Dorson White, Jr., or any of them, as proxies, with full power of substitution, to vote the shares of the common stock of ECB Bancorp, Inc. ("Bancorp") held of record by the undersigned on March 12, 1999, at the Annual Meeting of Shareholders of Bancorp (the "Annual Meeting") to be held at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, at 11:00 a.m. on Wednesday, April 28, 1999, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect four directors of Bancorp for three-year terms or until their successors are duly elected and qualified.


        [ ]    FOR all nominees listed below     [ ]     WITHHOLD AUTHORITY to
               (except as indicated otherwise            vote for all
               on the line below)                        nominees listed below


        NOMINEES:     C. Gilbert Gibbs; J. Bryant Kittrell,  III; B. Martelle
                      Marshall; and R.S. Spencer, Jr.

        INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee's name(s) on the line below.


--------------------------------------------------------------------------------
2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as Bancorp's independent accountants for 1999.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the meeting, the persons named herein as proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.


         PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE
             SIDE AND RETURN IT TO BANCORP IN THE ENVELOPE PROVIDED.

        THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY FOR THE ELECTION OF EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE ANNUAL MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF BANCORP A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.



                                   DATED:___________________________, 1999


                                   _______________________________________
                                   SIGNATURE


                                   ____________________________________________
                                   JOINT SIGNATURE (IF SHARES ARE HELD JOINTLY)


                                   Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.


IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING IF YOU SO DESIRE.